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                                                                     Exhibit 1.1




                        AMERICAN RESIDENTIAL EAGLE, INC.

                          MORTGAGE-BACKED CERTIFICATES
                              (Issuable in Series)

                             UNDERWRITING AGREEMENT


                                (Standard Terms)


[UNDERWRITER]                                                New York, New York
[Acting on behalf of itself and, if                      ________________, 199_
applicable, as the Representative of the several Underwriters named in Schedule 1 to the Terms Agreement (in either such capacity sometimes herein the "Representative")]
[ADDRESS]


Ladies and Gentlemen:

               American Residential Eagle, Inc. (the "Company" or the "Depositor"), a corporation organized and existing under the laws of the State of Delaware and which is a wholly owned subsidiary of American Residential Investment Trust, Inc., a Maryland corporation ("AmREIT"), may issue, from time to time, securities entitled Mortgage-Backed Certificates (the "Certificates") in one or more series, and within each series, in one or more classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued pursuant to a separate certificate trust agreement [199_] (each, a "Certificate Trust Agreement") to be dated as of the respective cut-off date (each, a "Cut-off Date") between the Company and [ ], a banking corporation organized under the State of ____________________, as certificate trustee (the "Certificate Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the related Trust Agreement.

               The Certificates issued under each Trust Agreement will represent the entire beneficial ownership interest in a trust fund (the "Certificate Trust Fund") established by such Trust Agreement. The assets of each Trust Fund will consist primarily of a single Collateralized Mortgage Bond (an "Underlying Bond") to be issued by American Residential Eagle Bond Trust [199_-_] (each a "Bond trust" or a "Bond Issuer"), a statutory business trust established under Delaware law pursuant to an amended and restated deposit trust Agreement (each, a "Deposit Trust Agreement") between the Depositor and [ ], a banking corporation organized under the laws of the state of [ ] (each, an "Owner Trustee").


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               Each Underlying Bond will be issued pursuant to an indenture (the
"Bond Indenture") between the Bond Issuer and [ ], a banking corporation organized under the laws of the State of [ ] (each, a "Bond Trustee"). An Underlying Bond will be secured by and represent the right to receive all of the payments received on or with respect to a pool (the "Mortgage Pool") of conventional [fixed][adjustable] rate mortgage loans (the "Mortgage Loans") secured be first liens on one- to four-family residential properties having the original terms to maturity specified in the related Terms Agreement referred to herein below. All of such Mortgage Loans will have been deposited with the Bond Issuer by the Depositor which, in turn, will have been acquired by the Depositor from AmREIT pursuant to an Agreement (the "Mortgage Loan Purchase Agreement") between the Depositor and AmREIT. AmREIT will be the manager of the Bond Issuer pursuant to a management agreement (the "Management Agreement") entered into between AmREIT and the Bond Issuer.

               Pursuant to the Bond Indenture, the Bond Issuer on or prior to the related Closing Date (as defined below) will pledge, transfer and assign without recourse to the Bond Trustee all of its right, title and interest in and to each Mortgage Loan and all other assets included in the Bond Trust (the "Mortgage Collateral") and will assign the Underlying Bond to the Depositor for deposit to the Certificate Trust Fund in order to support the issuance of a Series of Certificates.

               The Mortgage Loans in each Mortgage Pool will be serviced pursuant to a master servicing agreement (each, a "Master Servicing Agreement") among the Bond Issuer, the Bond Trustee and [ ] as master servicer (the "Master Servicer"). On or prior to the Closing Date, as to any Mortgage Loans not being directly serviced by the Master Servicer, the Master Servicer will enter into or be assigned mortgage servicing agreements (each, a "Servicing Agreement") with certain servicers (the "Servicers").

               If so specified in the related Terms Agreement, one or more elections may be made to treat the assets of each Certificate Trust Fund as a financial asset securitization investment trust (each, a "FASIT") for federal income tax purposes.

               Whenever the Company determines to make an offering of Certificates (each, a "Certificate Offering") pursuant to this Agreement through you, it will enter into an agreement (the "Terms Agreement") with the Underwriter (which shall include you, whether acting alone in the sale of the Certificates, in which case any reference in this Agreement to you as "Representative" of the Underwriters shall be deemed to refer to you in your individual capacity as Underwriter of the Certificates, or as a member of an underwriting syndicate) providing for the sale of specified Classes of Offered Certificates (as defined below) to, and the purchase and public offering thereof by, you. Each such Certificate Offering which the Company elects to make pursuant to this Agreement shall be governed by this Agreement, as supplemented by the related Terms Agreement. Each Terms Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the Classes of Certificates to be purchased by the Underwriter (the "Offered Certificates"), the principal balance or balances of the Offered Certificates, each subject to any stated variance, and the price or prices at which such Offered Certificates are to be purchased by the Underwriter from the Company.


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               1. Representations and Warranties. (a) The Company represents and warrants to and agrees with the Underwriter, as of the date of the related Terms Agreement, that:

                             (i.) The registration statement specified in the
               related Terms Agreement, on Form S-3/S-11, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of collateralized mortgage bonds and mortgage-backed certificates issuable in series, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, is hereinafter called the "Registration Statement", and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Offered Certificates of the related Series, each in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Exchange Act on or before the date of such prospectus supplement (other than any such incorporated documents that relate to Collateral Term Sheets (as defined herein))(such prospectus supplement, including such incorporated documents (other than those that relate to Collateral Term Sheets), in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Prospectus". Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of the Registration Statement or the issue date of the Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

                             (ii.) The related Registration Statement, at the
               time it became effective, and the Prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the date of the related Terms Agreement and on each Closing Date (as defined in Section 3 below), the related Registration Statement and the related Prospectus, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; such Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated

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               therein or necessary to make the statements therein not
               misleading; such Prospectus, on the date of any filing pursuant to Rule 424(b) and on each Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and the Detailed Description referred to in such Prospectus with respect to the Mortgage Collateral securing the Underlying Bond, on each Closing Date and the date of any filing thereof under cover of Form 8-K, will not include any untrue statement of a material fact or omit to state any information which such Prospectus states will be included in such Detailed Description; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from
               (A) such Registration Statement or such Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof or (B) any Current Report (as defined in Section 5(b) below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

                             (iii.) The Depositor has been duly organized and is
               validly existing as a corporation in good standing under the laws of the state of Delaware, with full corporate power and authority to own its assets and conducts its business as described in the Prospectus, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Depositor, and the Depositor is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business.

                             (iv.) The Certificates of the related Series will
               conform to the description thereof contained in the related Prospectus; will each, if rated at the time of issuance in one of the two highest rating categories by a nationally recognized statistical rating organization, be when issued a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act, and will each on the related Closing Date be duly and validly authorized, and, when validly executed, countersigned, issued and delivered in accordance with the related Trust Agreement and sold to you as provided herein and in the related Terms Agreement, will each be validly issued and outstanding and entitled to the benefits of the related Trust Agreement.

                             (v.) Neither the issuance nor sale of the
               Certificates of the related Series nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of the related Terms

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               Agreement, will conflict with or result in the breach of, or constitute a default under, any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor or with any organizational document of the Depositor or any instrument or any agreement under which the Depositor is bound or to which it is a party or result in the creation or imposition of any lien, charge, or encumbrance upon any of the Depositor's property pursuant to the terms of any instrument or agreement.

                             (vi.) This Agreement and the related Terms
               Agreement have been duly authorized, executed and delivered by the Depositor.

                             (vii.) At or prior to the related Closing Date, the
               Depositor will have entered into the related Certificate Trust Agreement and, assuming the due authorization, execution and delivery thereof by the Certificate Trustee, such Certificate Trust Agreement (on such Closing Date) will constitute the legal, valid and binding agreement of the Depositor enforceable in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                             (viii.) At the applicable Closing Date, any
               Mortgage Loans included in the related Mortgage Pool will meet the criteria for selection described in the Prospectus.

                             (ix.) At the applicable Closing Date, and Mortgage
               Note and each Mortgage included in the Bond Trust and pledged to the Bond Trustee under the Bond Indenture will constitute a valid and binding instrument, enforceable in accordance with its terms, subject, as enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                             (x.) At the applicable Closing Date, the Underlying
               Bond will constitute a valid and binding instrument, enforceable against the Bond Issuer in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                             (xi.) At the date of its execution and delivery,
               each Servicing Agreement and the Master Servicing Agreement, if any, constituted or will constitute a valid and binding agreement, and is or will be enforceable by the Bond Issuer and the Bond Trustee against the applicable Servicer or Master


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               Servicer, as the case may be, in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                             (xii.) Neither the Bond Trust created pursuant to
               the Deposit Trust Agreement nor the Certificate Trust Fund created pursuant to the Certificate Trust Agreement is an investment company subject to registration with respect to each issuance of Collateralized Mortgage Bonds or each Series of Certificates, as the case may be, under the Investment Company Act of 1940, as amended (the "Investment Company Act") and is not under the control of an investment company.

                             (xiii.) At the applicable Closing Date, the
               representations and warranties made by the Depositor under the applicable Deposit Trust Agreement and applicable Certificate Trust Agreement will be true and correct in all material respects.

                             (xiv.) At the time of execution and delivery of the
               applicable Deposit Trust Agreement and applicable Bond Indenture, the Bond Issuer will be the beneficial owner of the Mortgage Collateral being pledged to the Bond Trustee pursuant thereto and being assigned to the Depositor for deposit into the Certificate Trust Fund, free and clear of any lien or other encumbrance, and the Bond Issuer will not have assigned to any other person any of its right, title and interest in the Mortgage Collateral.

                             (xv.) At the time of execution and delivery of the
               applicable Certificate Trust Agreement, the Depositor will have the power and authority to transfer the Underlying Bond to the Certificate Trustee and to transfer the Certificate to the Underwriter and, upon execution and delivery of the Certificate Trust Agreement and delivery to the Underwriters of the Certificates, the Underlying Bond will have been duly and validly assigned to the Certificate Trustee in accordance with terms of the Certificate Trust Agreement.

                             (xvi.) Any taxes, fees and other governmental
               charges in connection with the execution, delivery and issuance of this Agreement, the applicable Deposit Trust Agreement, the Certificate Trust Agreement and the Certificates have been or will be paid at or prior to the applicable Closing Date.

                             (xvii.) At the applicable Closing Date with respect
               to a Series, the Certificates shall have received the rating or ratings specified in the related Terms Agreement.


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                             (xviii.) This Agreement does, and the applicable
               Deposit Trust Agreement, Bond Indenture, Master Servicer Agreement, Mortgage Loan Purchase Agreement and Management Agreement (collectively, the "Transaction Documents") will, conform in all material respects to the descriptions thereof contained in the Prospectus.

               2. Purchase and Sale. Subject to the execution of the Terms Agreement for a particular Certificate Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement and such Terms Agreement, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, all, but not less than all, of the related Offered Certificates at the purchase price therefor set forth in such Terms Agreement (the "Purchase Price").

               The parties hereto agree that settlement for all securities sold pursuant to this Agreement and the applicable Terms Agreement shall take place on the settlement date agreed upon at the time of the related transaction and set forth as the "Closing Date" in such Terms Agreement and not as set forth in Rule 15c6-1(a) of the Exchange Act.

               3. Delivery and Payment. Subject to the execution of the Terms Agreement for a particular offering of Certificates, and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement and such Terms Agreement, the Depositor agrees to sell to [each][the]Underwriter, [severally and not jointly], and [the][each] Underwriter agrees, [severally and not jointly], to purchase from the Company, the [respective] original principal amounts of the related Certificates set forth in the Terms Agreement opposite the name of such Underwriter, [plus any additional original principal amount of Certificates which such Underwriter may be obligated to purchase pursuant to Section 10 hereof], at the purchase price therefor set forth in such Terms Agreement. Delivery of and payment for the Offered Certificates of a Series shall be made at the offices of [ ], at 10:00 A.M., [ ] time, on the Closing Date specified in the related Terms Agreement, which date and time may be postponed by agreement between the Underwriter and the Company (such date and time being herein called the "Closing Date"). Delivery of such Offered Certificates shall be made by the Company to the Underwriter against payment by the Underwriter of the Purchase Price thereof specified in the Terms Agreement to or upon the order of the Company by wire transfer in federal or other immediately available funds or by check payable in federal funds, as the Company shall specify no later than five full business days prior to such Closing Date. The Certificates to be so delivered will be in definitive fully registered form, or maintained through the facilities of the Depository Trust Company, as indicated in the applicable Prospectus Supplement, in such names and in such authorized denominations as the Underwriter may request not less than two full business days in advance of each Closing Date.

               The Company agrees to notify the Underwriter at least two business days before each Closing Date of the exact principal balance evidenced by the Offered Certificates and to have such Offered Certificates available for inspection, checking and packaging in New York,

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New York, no later than 12:00 noon New York time on the business day prior to such Closing Date.

               4. Offering by the Underwriter. It is understood that the [several] Underwriter[s] propose[s] to offer the Offered Certificates of the related Series for sale to the public as set forth in the related Prospectus.

               5. Agreements. The Company covenants agrees with you [and the several the Underwriter[s] that:

                      (b) The Company will cause the Prospectus as supplemented by a Prospectus Supplement relating to the Offered Certificates to be filed pursuant to Rule 424 under the Act and will promptly advise the Underwriter when such Prospectus as so supplemented has been so filed, and prior to the termination of the Certificate Offering to which such Prospectus relates also will promptly advise the Underwriter (i) when any amendment to the related Registration Statement specifically relating to such Offered Certificates shall have become effective or any further supplement to such Prospectus has been filed, (ii) of any request by the Commission for any amendment of such Registration Statement or Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of such Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose whether by the Commission or any other applicable authority administering any state securities or Blue Sky Law. The Company will not file any amendment of the related Registration Statement or supplement to the related Prospectus (other than any amendment or supplement specifically relating to one or more Series of Certificates other than the Series that includes the related Offered Certificates) unless the Company has furnished the Underwriter with a copy for its review prior to filing. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                      (c) The Company will cause any Computational Materials and any Structural Term Sheets (each as defined in Section 8 below) with respect to the Offered Certificates of a Series that are delivered by the Underwriter to the Company pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (each such filing of such materials, a "Current Report") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Company by the Underwriter prior to 2:00 p.m. New York time. and (ii) the date on which this Agreement is executed and delivered. The Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Certificates of a Series that is delivered by the [Underwriter][Representative] to the Company in


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        accordance with the provisions of Section 9 to be filed with the
        Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriter prior to 2:00 p.m. New York time. In addition, if at any time prior to the availability of the related Prospectus Supplement the Underwriter has delivered to any prospective investor a Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriter and the Company, a material change in the characteristics of the Mortgage Collateral for the related Series from those on which a Collateral Term Sheet with respect to the related Series previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriter to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriter prior to 2:00 p.m. New York time. In each case, the Company will promptly advise the Underwriter when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the related Prospectus and the related Registration Statement.

                      (d) If, at any time when a Prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, any event occurs as a result of which the related Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement the related Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                      (e) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, as many signed copies of the related Registration Statement (including exhibits thereto) and, so long as delivery of a Prospectus by the Underwriter or dealer may be required by the Act, as many copies of the related Prospectus and any supplements thereto (other than exhibits to the related Current Report) as the Underwriter may reasonably request.

                      (f) The Company will furnish such information, execute such instruments and take such actions as may be reasonably requested by the Underwriter to qualify the Offered Certificates of a Series for sale under the laws of such jurisdictions as the Underwriter may designate, to maintain such qualifications in effect so long as required for the distribution of such Offered Certificates and to determine the legality of such Offered Certificates for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not qualified on the date of the related Terms Agreement or to take any action which


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        would subject it to general or unlimited service of process in any jurisdiction in which it is not, on the date of the related Terms Agreement, subject to such service of process.

                      (g) So long as the Offered Certificates of a Series are outstanding, the Company will furnish to the Underwriter copies of (a) the annual independent public accountants' servicing report furnished to the Certificate Trustee pursuant to Section [ ] of the related Certificate Trust Agreement (b) copies of all reports filed with the Commission and copies of each notice published or mailed to holders of the Certificates pursuant to the related Certificate Trust Agreement; and (c) such other information with respect to the related Certificate Trust Fund or its financial condition or results of operation as you may reasonably request, including but not limited to information necessary and appropriate to the maintenance of a secondary market in the Certificates of such Series.

                      (h) Whether or not the transactions contemplated hereby and by the related Terms Agreement shall be consummated, the Company shall be responsible for the payment of any costs and expenses for which details are submitted, in connection with the performance of its obligations under this Agreement and the related Terms Agreement, including, without limitation, (a) the cost and expenses of printing or otherwise reproducing the related Registration Statement or Prospectus, this Agreement, the related Terms Agreement, the Transaction Documents and the Offered Certificates, and (b) the cost of delivering the related Offered Certificates to the office of the Underwriter, insured to the satisfaction of the Underwriter (it being understood that, except as provided in this paragraph (g) and in Section 7 hereof, the Underwriter will pay all its own costs and expenses, including the fees of counsel for the Underwriter, transfer taxes on resale of any Offered Certificates by it, advertising expenses connected with any offers that it may make, the fees of the independent certified public accountants with respect to its letters furnished pursuant to Section 6(k) or
        Section 6(l) of this Agreement, the fees of any firm of public accountants selected by the Underwriter with respect to their letter furnished pursuant to Section 8(c) of this Agreement, any other costs and expenses specified in the related Terms Agreement as "Additional Expenses", and all expenses (e.g., shipping, postage and courier costs) associated with the delivery of the related Prospectus to prospective investors and investors, other than the costs of delivery to the Underwriter's facilities, provided, that if courier services (other than overnight delivery services utilized in the ordinary course of business) are required to ensure that such Prospectus is delivered to investors on the day immediately preceding the related Closing Date, the Company will pay such courier expenses).

               6. Conditions to the Obligations of the Underwriter. The obligations of the [several] Underwriter[s] named in the Terms Agreement to purchase the Offered Certificates of any Series shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained in this Agreement, as supplemented by the related Terms Agreement, as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of the Company made in any applicable officers' certificates pursuant


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to the provisions hereof, to the performance by the Company of its obligations under this Agreement and such Terms Agreement and to the following additional conditions applicable to the related Certificate Offering:

                      (a) No stop order suspending the effectiveness of the related Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                      (b) No Underwriter shall have advised the Depositor that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in [your opinion][the opinion of the Representative] is material, or omits to state a fact that in [your opinion][the opinion of the Representative] is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                      (c) Tobin & Tobin, counsel for the Company, shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect that:

                             (i.) this Agreement and the related Terms Agreement
               have been duly authorized, executed and delivered by the Depositor;

                             (ii.) each of the related Transaction Documents to
               which the Depositor or the Bond Issuer is a party has been duly authorized, executed and delivered by the Depositor or the Bond Issuer, as the case may be, and is a legal, valid and binding agreement of such party enforceable against the Depositor in accordance with its terms;

                             (iii.) the issuance of the Certificates of the
               related Series and sale of the related Offered Certificates has been duly authorized by all requisite corporate action on the part of the Company and the Certificates of such Series, when duly countersigned by the Certificate Trustee in accordance with the related Certificate Trust Agreement, will be validly issued and outstanding and entitled to the benefits of such Trust Agreement;

                             (iv.) the issuance of the Underlying Bond has been
               duly authorized by the Depositor and the Bond Issuer and when such Bond has been duly executed and authenticated by the Bond Trustee in accordance with the Bond Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture.

                             (v.) neither the related Deposit Trust Agreement
               nor the Certificate Trust Agreement is required to be qualified under the Trust Indenture Act of 1939, as amended, and the respective trusts created thereunder are not required to be registered under the Investment Company Act of 1940, as amended;

                             (vi.) the Bond Indenture satisfies the requirements
               and is qualified under the Trust Indenture Act of 1939, as amended.

                             (vii.) the related Registration Statement is
               effective under the Act and, to the best of such counsel's knowledge, no stop order with respect thereto has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission; such Registration Statement and the related Prospectus, and each amendment or supplement thereto (except the financial statements and schedules and other financial and statistical data included therein and the documents incorporated by reference therein) applicable to the related Offered Certificates and the obligations of the Company relating thereto, as of their respective effective or issue dates, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder; and no information has come to the attention of such counsel that causes it to believe that (A) such Registration Statement (except any document incorporated by reference therein) as of the date it became effective, or such Registration Statement (except as aforesaid, and except the financial statements and schedules and the other financial and statistical data included therein, the documents incorporated by reference therein) as of the date the most recent post effective amendment thereto, if any, became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) such Prospectus (except any document incorporated by reference therein) or any amendment or supplement thereto (except as aforesaid, and except the financial statements and schedules and the other financial and statistical data included therein and the documents incorporated by reference therein), as of their respective issue dates or at the related Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                             (viii.) the statements set forth under the heading
               "Description of the Certificates" and "Description of the Underlying Bond" in the related Prospectus, insofar as such statements purport to summarize certain provisions of the related Certificate Trust Agreement and the related Offered Certificates, provide a fair summary of such provisions;

                             (ix.) the statements set forth in the related
               Prospectus under the headings (a) "Certain Legal Aspects of the Mortgage Loans" (insofar as they relate specifically to the purchase, ownership and disposition of the related Offered Certificates) to the extent that they constitute matters of law or legal conclusions, provide a fair summary of such laws and conclusions; (b) "Certain Federal Income Tax Consequences" (insofar as they relate specifically to the purchase, ownership and disposition of the related Offered Certificates) and constitute conclusions of law, are true and correct in all material respects; and (c) "ERISA Considerations" (insofar as they relate specifically to the purchase, ownership and disposition of such Offered Certificates) and describe certain provisions of federal statutes and regulations, have been reviewed by such counsel, and such statements fairly describe such provisions and regulations;

                             (x.) assuming compliance with all provisions of the
               related Certificate Trust Agreement, for federal income tax purposes, (A) if any election is made to treat the assets of the Certificate Trust Fund as a FASIT, the related Certificate Trust Fund (and any specified subgrouping therein) will qualify as a FASIT pursuant to Section 860L of the Internal Revenue Code of 1986, as amended (the "Code"), each Class of Certificates of the related Series, other than the related Residual Class or Classes, will constitute a class of "regular interests" in the related FASIT within the meaning of the Code, and each Class of such Certificates specified in the related Prospectus as a Class of Residual Certificates will constitute the "residual interest" in the related FASIT within the meaning of the Code; (B) if no such FASIT election is made: the Trust Fund will be treated as a "grantor trust";

                             (xi.) assuming that some or all of the Offered
               Certificates of the related Series shall be rated at the time of issuance in one of the two highest rating categories by a nationally recognized statistical rating organization, each Offered Certificate so rated will be at the time of issuance, a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act; and

                             (xii.) the conditions to the use by the Depositor
               of a registration statement on Form S-3/S-11 under the Act, as set forth in the General Instructions to such Forms, have been satisfied with respect to the Registration and the Prospectus; and, to the best of such counsel's knowledge, there are no certificates or documents which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules and regulations thereunder that have not been so filed.

        Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to this Agreement, the related Transaction Documents or the related Trust Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company. Such opinion may be qualified, insofar as it concerns the enforceability of the documents referred to therein, to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). Such opinion may be further qualified as expressing no opinion as to (x) the statements in the related Prospectus under the heading "Certain Legal Aspects of the Mortgage Loans", except insofar as such statements relate to the laws of the State of California and the laws of the United States, and (y) the statements in such Prospectus under the headings "ERISA Considerations" and "Certain Federal Income Tax Consequences", except insofar as such statements relate to the laws of the United States. In addition, such opinion may be qualified as an opinion only on the law of the States of California, Delaware and the federal law of the United States of America.

                      (d) The General Counsel for the Depositor shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect that:

                             (i.) The Depositor has been duly incorporated and
               is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power to own its properties, to conduct its business as described in the related Prospectus and to enter into and perform its obligations under this Agreement, the related Terms Agreement, and the other Transaction Documents of the related Series to which it is a party;

                             (ii.) The Depositor has full power and authority
               to sell the Certificates as contemplated herein and in the related Agreement;

                             (iii.) No consent, approval, authorization or order
               of any court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein or in the related Transaction Documents to which it is a party, except such as may be required under the blue sky laws of any jurisdiction and such other approvals as have been obtained;

                             (iv.) Neither the issuance of the Certificates of
               the related Series nor delivery of the related Offered Certificates, nor the consummation of any other of the transactions contemplated in this Agreement, the related Terms Agreement or the related Transaction Documents to which the Depositor is a party, nor the fulfillment of the terms of the related Certificates, this Agreement, or the related Terms Agreement or Transaction Documents to which it is a party, will conflict with or violate any term or provision of the articles of incorporation or by-laws of the Depositor or any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel to which the Depositor is a party or by which it or its property is bound; and

                             (v.) There are no actions, proceedings or
               investigations pending or, to the best knowledge of such counsel, threatened before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the related Terms Agreement, the related Certificates, or the related

               Transaction Documents to which it is a party , (ii) seeking to prevent the issuance of the Certificates of the related Series or the consummation by the Depositor of any of the transactions contemplated by this Agreement, such Terms Agreement or the related Transaction Documents to which it is a party, or (iii) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, such Terms Agreement, the related Certificates or the related Transaction Documents to which it is a party.

        In rendering her opinion such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Depositor or public officials. In addition, such opinion may be qualified as an opinion only on the laws of the State of Delaware.

                      (e) The Underwriter shall have received from counsel for the Underwriter, such opinion or opinions, dated the related Closing Date, with respect to the issuance and sale of the Certificates of the related Series, the related Registration Statement, the related Prospectus and such other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as the Underwriter may reasonably request for the purpose of enabling them to pass upon such matters.

                      (f) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the President or any Vice President and the Senior Vice President-Finance or the principal financial or accounting officer of the Company, dated the related Closing Date, to the effect that the signers of such certificate have carefully examined the related Registration Statement (excluding any Current Reports and any other documents incorporated by reference therein), the related Prospectus, the Detailed Description referred to in such Prospectus (excluding any related Current Report), this Agreement and the related Terms Agreement and that:

                             (i.) the representations and warranties of the
               Company in this Agreement are true and correct in all material respects on and as of the related Closing Date with the same effect as if made on such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                             (ii.) no stop order suspending the effectiveness of
               such Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened; and

                             (iii.) nothing has come to their attention that
               would lead them to believe that such Registration Statement (excluding any Current Report) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, that the related Prospectus (excluding any related Current Report) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Detailed Description referred to in such Prospectus includes any untrue statement of a material fact or omits to state any information which the Prospectus states will be included in such Detailed Description.

                      (g) [ ], counsel for the Certificate Trustee, shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect that:

                             (i.) the Certificate Trustee has been duly
               incorporated and is validly existing as a corporation in good standing under the laws of __________________ with corporate power to own its properties and conduct its business as presently conducted by it, to conduct business as a trustee and to enter into and perform its obligations under the related Certificate Trust Agreement;

                             (ii.) the related Certificate Trust Agreement has
               been duly authorized, executed and delivered by the Certificate Trustee and constitutes the legal, valid and binding agreement of the Certificate Trustee enforceable against the Certificate Trustee in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial discretion, and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                             (iii.) the Certificate Trustee has duly accepted
               its appointment as trustee under the related Certificate Trust Agreement;

                             (iv.) no consent, approval, authorization or order
               of any [state] or federal court or government agency or body is required on the part of the Certificate Trustee for the consummation of the transactions contemplated in the related Certificate Trust Agreement, except such as may be required under any federal or state securities law; and

                             (v.) the performance on the part of the Certificate
               Trustee of any of the transactions contemplated in the related Trust Agreement does not conflict with or result in a breach or violation of any term or provision of, or constitute a default under, the charter documents, as amended, or By-Laws of the Certificate Trustee, or any [state] or federal statute or regulation applicable to the Certificate Trustee, or to such counsel's knowledge, any indenture or other agreement or instrument to which the Certificate Trustee is a party or by which it is bound, or, to such counsel's knowledge, any order of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Certificate Trustee.

        In addition, such counsel shall furnish to the Underwriter such opinions as to the treatment of the Trust Fund for purposes of [state] tax law as are reasonably satisfactory to the Underwriter.

                      (h) [ ], counsel for the Owner Trustee, shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect that:

                             (i.) the Owner Trustee has been duly incorporated
               and is validly existing as a corporation in good standing under the laws of __________________ with corporate power to own its properties and conduct its business as presently conducted by it, to conduct business as a trustee and to enter into and perform its obligations under the related Deposit Trust Agreement;

                             (ii.) the related Deposit Trust Agreement and Bond
               Indenture and any other Transaction Documents to which it is a party each has been duly authorized, executed and delivered by the Owner Trustee (not in its individual capacity but solely as trustee of the Bond Trust) and constitutes the legal, valid and binding agreement of the Bond Trust enforceable against the Bond Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial discretion, and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                             (iii.) the Owner Trustee has duly accepted its
               appointment as trustee under the related Deposit Trust Agreement;

                             (iv.) no consent, approval, authorization or order
               of any [state] or federal court or government agency or body is required on the part of the Owner Trustee for the consummation of the transactions contemplated in the Deposit Trust Agreement, the Bond Indenture or the other Transaction Documents to which the Owner Trustee is a party, except such as may be required under any federal or state securities law; and

                             (v.) the performance on the part of the Owner
               Trustee of any of the transactions contemplated in the related Deposit Trust Agreement, the Bond Indenture or the other Transaction Documents to which the Owner Trustee is a party does not conflict with or result in a breach or violation of any term or provision of, or constitute a default under, the charter documents, as amended, or By-Laws of the Owner Trustee, or any [state] or federal statute or regulation applicable to the Owner Trustee, or to such counsel's knowledge, any indenture or other agreement or instrument to which the Owner Trustee is a party or by which it is bound, or, to such counsel's knowledge, any order of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Owner Trustee.

                      (i) you shall have received an opinion of counsel to the Bond Trustee, dated the applicable Closing Date, and in the form agreed to on or prior to the date of the applicable Terms Agreement;

                      (j) if applicable, you shall have received the opinion of counsel to the Master Servicer, dated as of the applicable Closing Date, in form and substance satisfactory to your counsel, to the effect that:

                             (i.) the Master Servicer has been duly organized
               and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which the performance of its duties under the applicable agreement would require such qualification;

                             (ii.) the execution and delivery by the Master
               Servicer of the applicable agreement is within the corporate power of the Master Servicer and has been duly authorized by all necessary corporate action on the part of the Master Servicer; and neither the execution and delivery of instrument, nor the consummation of the transactions provided for therein, nor compliance with the provisions thereof, will conflict or constitute a breach of, or default under, any contract, indenture, mortgage, loan agreement, note, lease, deed of trust, or other instrument to which the Master Servicer is a party or by which it may be bound, nor will such action result in any violation of the provisions of the charter or bylaws of the Master Servicer or any law, administrative regulation or administrative or court decrees;

                             (iii.) the applicable agreement has been duly and
               validly authorized, executed and delivered by the Master Servicer and assuming due authorization, execution and delivery by the Bond Trustee constitutes the valid and binding obligation of the Master Servicer, enforceable in accordance with its terms, subject, as the enforcement of remedies, to (A) applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors' rights generally as from time to time in effect, and (B) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                      (k) [ ] shall have furnished to the Underwriter a letter, dated as of the date of the related Terms Agreement, in form and substance satisfactory to the Underwriter, stating in effect that they have performed certain specified procedures as a result of which they have determined that such information as the Underwriter may reasonably request of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the related Prospectus Supplement agrees with the accounting records of the Company, excluding any questions of legal interpretation.

                      (l) [ ] shall have furnished to the Underwriter a letter, dated as of the related Closing Date, in form and substance satisfactory to the Underwriter, stating in effect that they have performed certain specified procedures as a result of which they have determined that such information as the Underwriter may reasonably request of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and which is obtained from an analysis of a sample of the Mortgage Loans included in the related Mortgage Pool) set forth in the related Prospectus Supplement and in the Detailed Description relating to such Prospectus Supplement is mutually consistent and agrees with the accounting records of the Company and, where applicable, the related Mortgage Loan files of the Company, excluding any questions of legal interpretation.

                      (m) The Offered Certificates of the related Series shall have received the ratings specified in the related Terms Agreement (the "Required Ratings").

                      (n) Prior to the related Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

                      (o) If any Certificates of the related Series are to be sold to any other underwriter and/or offered in reliance upon an exemption from the registration requirements of the Act, the sale at or prior to the related Closing Date of such Certificates to the purchaser thereof shall have occurred.

                      (p) Subsequent to the date of the related Terms Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company which the Underwriter concludes in its judgment, after consultation with the Company, materially impairs the investment quality of the Offered Certificates of the related Series so as to make it impractical or inadvisable to proceed with the public offering or the delivery of such Offered Certificates as contemplated by the related Prospectus.

               If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects with respect to the particular Offered Certificates of a Series when and as provided in this Agreement and the related Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement and the related Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and its counsel, this Agreement (with respect to the related Offered Certificates) and the related Terms Agreement and all obligations of the Underwriter hereunder (with respect to the related Offered Certificates) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

               7. Indemnification and Contribution.

                      (a) The Company agrees to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the Underlying Bond or the Offered Certificates of the applicable Series as it became effective or in any amendment or supplement thereof, or in such Registration Statement or the related Prospectus, or in any amendment thereof, or in the Detailed Description referred to in such Prospectus or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets (in each case, as defined herein) in respect of which the Company agrees to indemnify the Underwriter, as set forth below, when such are read in conjunction with the related Prospectus and Prospectus Supplement) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company as herein stated by or on behalf of the Underwriter specifically for use in connection with the preparation thereof or (B) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) directly from an error (a "Mortgage Pool Error") in the information concerning the characteristics of the Mortgage Loans furnished by the Company to the Underwriter in writing or by electronic transmission that was used in the preparation of either
        (x) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such Current Report (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials (or amendments or supplements) were based, (ii) such indemnity with respect to any Corrected Statement (as defined below) in such Prospectus (or supplement thereto) shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability purchased the Certificates of the related Series that are the subject thereof if such person did not receive a copy of a supplement to such Prospectus at or prior to the confirmation of the sale of such Certificates and the untrue statement or omission of a material fact contained in such Prospectus (or supplement thereto) was corrected (a "Corrected Statement") in such other supplement and such supplement was furnished by the Company to the Underwriter prior to the delivery of such confirmation, and (iii) such indemnity with respect to any Mortgage Pool Error shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational Materials (or any written or electronic materials on which the Computational Materials are based) or ABS Term Sheets that were prepared on the basis of such Mortgage Pool Error, if, prior to the time of confirmation of the sale of the applicable Certificates to such person, the Company notified the Underwriter in writing of the Mortgage Pool Error or provided in written or electronic form information superseding or correcting such Mortgage Pool Error (in any such case, a "Corrected Mortgage Pool Error"), and the Underwriter failed to notify such person thereof or to deliver to such person corrected Computational Materials (or underlying written or electronic materials) or ABS Term Sheets. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                      (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement relating to the Offered Certificates of the applicable Series, and each person who controls the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company to the Underwriter, but only with reference to (A) written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity with respect to the related Series, or (B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter pursuant to Section 8 or Section 9 and incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error, other than a Corrected Mortgage Pool Error). This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth in [ ] the related Prospectus Supplement as such statements relate to such Offered Certificates and [ ] under the heading "Method of Distribution" in such Prospectus Supplement as such statements relate to such Offered Certificates constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the related Prospectus (other than any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter), and the Underwriter confirms that such statements are correct.

                      (c) Promptly after receipt by an indemnified party under
        Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnified party in the case of subparagraph (a) or (b), representing the indemnified parties under subparagraph (a) or (b), who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                      (d) If the indemnification provided for in paragraph (a) or (b) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or the Underwriter, on grounds of policy or otherwise, or if the indemnified party failed to give notice under paragraph (c) of this Section 7 in respect of a claim otherwise subject to indemnification in accordance with paragraph (a) or (b) of this Section 7, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which the Company and the Underwriter may be subject in such proportion so that the Underwriter is responsible for that portion represented by the difference between the proceeds to the Company in respect of the Offered Certificates appearing on the cover page of the Prospectus Supplement for the related Series and the total proceeds received by the Underwriter from the sale of such Offered Certificates (the "Underwriting Discount"), and the Company is responsible for the balance; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of such Underwriting Discount applicable to the Offered Certificates purchased by the Underwriter pursuant to this Agreement and the related Terms Agreement.

Notwithstanding anything to the contrary in this Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the immediately preceding sentence of this paragraph (d).

               8. Computational Materials and Structural Term Sheets. (a) Not later than 2:00 p.m., New York time, on the business day before the date on which the Current Report relating to the Offered Certificates of a Series is required to be filed by the Company with the Commission pursuant to Section 5(b) hereof, the Underwriter shall deliver to the Company five complete copies of all materials provided by the Underwriter to prospective investors in such Offered Certificates that constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Computational Materials"), and
(ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"). Each delivery of Computational Materials and Structural Term Sheets to the Company pursuant to this paragraph
(a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 3 hereof and one copy of such materials to the Company.

                      (b) The Underwriter represents and warrants to and agrees with the Company, as of the date of the related Terms Agreement and as of the Closing Date, that:

                             (i.) the Computational Materials furnished to the
               Company pursuant to Section 8(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission with respect to the related Offered Certificates in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters;

                             (ii.) the Structural Term Sheets furnished to the
               Company pursuant to Section 8(a) constitute all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission as "Structural Term Sheets" with respect to the related Offered Certificates in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter; and

                             (ii.) on the date any such Computational Materials
               or Structural Term Sheets with respect to such Offered Certificates (or any written or electronic materials furnished to prospective investors on which the Computational Materials are based) were last furnished to each prospective investor and on the date of delivery thereof to the Company pursuant to Section 8(a) and on the related Closing Date, such Computational Materials (or such other materials) or Structural Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Computational Materials or Structural Term Sheets (or any written or electronic materials on which the Computational Materials are based) included or will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

                      (c) The Underwriter shall cause a firm of public accountants to furnish to the Company a letter, dated as of the date on which the Underwriter delivers any Computational Materials (which term shall be deemed to include, for purposes of this paragraph (c), calculated statistical information delivered to prospective investors in the form of a Structural Term Sheet) to the Company pursuant to Section 8(a), in form and substance satisfactory to the Company, stating in effect that they have verified the mathematical accuracy of any calculations performed by the Underwriter and set forth in such Computational Materials.

                      (d) The Underwriter acknowledges and agrees that any Computational Materials or Structural Term Sheets with respect to any Series of Certificates furnished to prospective investors from and after ______, 1998 have been prepared and disseminated by the Underwriter and not by or on behalf of the Company, and that such materials included and shall include a disclaimer in form satisfactory to the Company to the effect that such materials have been prepared and disseminated by the Underwriter, and that the content and accuracy of such materials have not been reviewed by the Company.

                      (e) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or Structural Term Sheets provided by the Underwriter pursuant to this
        Section 8 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Computational Materials or Structural Term Sheets to comply with the Act or the rules thereunder, the Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to any such amendment or supplement prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

               9. Collateral Term Sheets. (a) Prior to the delivery of any "Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets"), to a prospective investor in any Offered Certificates, the Underwriter shall, in order to facilitate the timely filing of such material with the Commission, notify the Company and its counsel by telephone of its intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 2:00 p.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in such Offered Certificates, the Underwriter shall deliver to the Company five complete copies of all materials provided by the Underwriter to prospective investors in the Offered Certificates that constitute "Collateral Term Sheets." Each delivery of a Collateral Term Sheet to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 3 hereof and one copy of such materials to the Company. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term Sheets.") At the time of each such delivery, the Underwriter shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery with respect to the related Series, shall indicate whether such materials differ in any material respect from any Collateral Term Sheets previously delivered to the Company with respect to such Series pursuant to this Section 9(a) as a result of the occurrence of a material change in the characteristics of the related Mortgage Loans.

                      (b) The Underwriter represents and warrants to and agrees with the Company as of the date of the related Terms Agreement and as of the Closing Date, that:

                             (i.) The Collateral Term Sheets furnished to the
               Company pursuant to Section 9(a) constitute all of the materials furnished to prospective investors by the Underwriter prior to time of delivery thereof to the Company that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the related Offered Certificates in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter; and

                             (ii.) On the date any such Collateral Term Sheets
               with respect to such Offered Certificates were last furnished to each prospective investor and on the date of delivery thereof to the Company pursuant to Section 9(a) and on the related Closing Date, such Collateral Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Collateral Term Sheet included or will include any untrue statement or material omission resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

                      (c) The Underwriter acknowledges and agrees that any Collateral Term Sheets with respect to any Series of Certificates furnished to prospective investors from and after the date hereof shall include a disclaimer in form satisfactory to the Company, and to the effect that the information contained in such materials supersedes the information contained in any prior Collateral Term Sheet with respect to such Series of Offered Certificates and will be superseded by the description of the related Mortgage Loans in the related Prospectus Supplement and in the Detailed Description relating to such Prospectus Supplement to be filed under cover of Form 8-K. The Underwriter agrees that it will not represent to prospective investors that any Collateral Term Sheets were prepared or disseminated on behalf of the Company.

                      (d) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by the Underwriter pursuant to this
        Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term Sheets to comply with the Act or the rules thereunder, the Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to any such amendment or supplement prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

               10. Default of Underwriters. If any Underwriter or Underwriters participating in an offering of Certificates default in their obligations to purchase Certificates hereunder and under the Terms Agreement and the aggregate principal amount of such Certificates which such defaulting Underwriter or Underwriters agreed, but failed, to purchase does not exceed 10% of the total principal amount of the Certificates set forth in such Terms Agreement, you may make arrangements satisfactory to the Depositor for the purchase of such Certificates by other persons, including any of the Underwriters participating in such offering, but if no such arrangements are made within a period agreed to by you and the Company after the applicable Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective total commitments hereunder and under such Terms Agreement, to purchase the Certificate which such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of Certificates with respect to which such default or defaults occur is more than 10% of the total principal amount of the Certificates set forth in such Terms Agreement and arrangements satisfactory to you and the Depositor for the purchase of such Certificates by other persons are not made within such period agreed to by you and the Company after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 11. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

               11. Termination. You, [as Representative of the Underwriters named in any Terms Agreement,] may also terminate such Terms Agreement, immediately upon notice to the Company, at any time at or prior to the applicable Closing Date, (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus, any change or any development involving a prospective change, in or affecting the condition, financial or otherwise, earnings, affairs or business of the Company or the Certificate Trust Fund, whether or not arising in the ordinary course of business, which in your judgment would materially impair the market for, or the investment quality of, the Certificates, or (ii) if there has occurred any outbreak of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Certificates or enforce contracts for the sale of the Certificates, or (iii) if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or California authorities.

               12. Representations and Indemnities to Survive Delivery. The agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the related Offered Certificates. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement and the related Terms Agreement.

               13. Successors. This Agreement and the related Terms Agreement will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder or thereunder. No purchaser of any Offered Certificate from the Underwriter shall be deemed a successor or assign by reason of such purchase.

               14. APPLICABLE LAW. THIS AGREEMENT AND THE RELATED TERMS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

               15. Miscellaneous. This Agreement, as supplemented by the related Terms Agreement, supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof. This Agreement and the related Terms Agreement or any term of each may not be changed, waived, discharged or terminated except by an affirmative written agreement made by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement and the related Terms Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof.

               16. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be delivered to it at the address first above written; or if sent to the Company, will be delivered to American Residential Eagle, Inc., 445 Marine View Avenue, Suite 100, Del Mar, California 92014, Attention: _______________.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Underwriter.

                                            Very truly yours,

                                            AMERICAN RESIDENTIAL EAGLE, INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



The foregoing Agreement is
hereby confirmed and accepted
as of the date first
above written.

[UNDERWRITER]
[acting on behalf of itself and, if applicable, as the Representative of the several Underwriters named in the Terms Agreement].


By:
   -----------------------------
   Name:
   Title:

                                                                       EXHIBIT A

                        AMERICAN RESIDENTIAL EAGLE, INC.

                          MORTGAGE-BACKED CERTIFICATES
                                 SERIES ____-__

                                 TERMS AGREEMENT
                   (to Standard Terms Underwriting Agreement,
                                 dated __, 199_
                    between the Company and the Underwriter)


American Residential Eagle, Inc.                              New York, New York
445 Marine View Avenue                                                    [Date]
Suite 100
Del Mar, California 92014
[Address]

               [UNDERWRITER] (the "Underwriter") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase such Classes of Series ____-__ Certificates specified in Section 2(a) hereof (the "Offered Certificates"). This letter supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series ____-__ Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No. 333-47311). Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement.

               Section 1. The Mortgage Pool: The Series ____-__ Certificates shall evidence the entire beneficial ownership interest in a Collateralized Mortgage Bond (the "Underlying Bond") secured by a mortgage pool (the "Mortgage Pool") of conventional, [fixed rate], [adjustable rate] fully amortizing one- to four-family residential mortgage loans (the "Mortgage Loans") having the following characteristics as of ________ __, ____ (the "Cut-off Date"):

               (a) Terms of the Underlying Bond:  [                   ].

               (b) Aggregate Principal Amount of the Mortgage Pool: $[ ] aggregate principal balance as of the Cut-off Date, subject to [an upward or downward variance of up to [ ]%, the precise aggregate principal balance to be determined by the Company][a permitted variance such that the aggregate Scheduled Principal Balance thereof will be not less than $[ ] or greater than $[ ]].

               (c) Original Terms to Maturity: The original term to maturity of each Mortgage Loan included in the Mortgage Pool shall be between ___ and ___ years.

               Section 2. The Certificates: The Offered Certificates shall be issued as follows:

               (a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in
               Section 1(a)[and, as to any particular Class, to an upward or downward variance of up to [ ]%]:


                       Principal         Interest                  Class Purchase
Class                   Balance            Rate                   Price Percentage
-----                   -------            ----                   ----------------




               (b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

               Section 3. Terms of Sale of Offered Certificates: The Depositor agrees to sell to [______________________________ (the "Underwriter[s]")] and
[and ___________________ each] agree[s][, severally and not jointly,] to purchase from the Depositor the Offered Certificates in the principal amounts and prices set forth beneath their [respective] name[s] on Schedule 1. The purchase price for each class of the Offered Certificates shall be the applicable Purchase Price Percentage set forth in Schedule 1 plus accrued interest at the applicable initial interest rate per annum from and including the Cut-off Date up to, but not including, the Closing Date.

               [The Underwriter[s] will offer the Offered Certificates to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.]

               Section 4. Required Ratings: The Offered Certificates shall have received Required Ratings of at least [ ] from [ ].

               Section 5. Tax Treatment:[One or more elections will be made to treat the assets of the Trust Fund as a FASIT.] [The Trust Fund will be treated as a "grantor trust" for federal income tax purposes.]

               Section 6. Closing Date: 10:00 a.m., New York time, on or about , 19__. On the Closing Date, the Company will deliver the Offered Certificates to the Underwriter against payment therefor.

               [Section 7. Additional Expenses:]*


















--------
     * to be inserted if applicable.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Underwriter and the Company.

                                  Very truly yours,

                                  [UNDERWRITER]



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.


AMERICAN RESIDENTIAL EAGLE, INC.



By:
   ------------------------------------
   Name:
   Title:

                                   Schedule 1



                                                                                    Approximate
                                Approximate                        Approximate        Amount
                                  Initial                             Amount        Purchased by
                               Certificate        Purchase         Purchased by     [_________]
              Certificate        Principal          Price             Lehman         [_______]
   Class          Rate           Amount(1)        Percentage         Brothers          [    ]
   -----          ----           ----------       ----------       ------------     ------------
Class                          $                               %        $                 $
Class                          $                               %        $                 $
Class                          $                               %        $                 $
Class                          $                               %        $                 $
Class                          $                               %        $                 $
                               =                  ===========  %        =                 =
Total/                         $                               %        $                 $
Wtd Avg